Exhibit 99.1

PRESS RELEASE

TotalEnergies to Acquire SunPower’s Commercial & Industrial Solar Business

Enabling TotalEnergies to expand reach in the U.S. B2B solar distributed generation

SunPower to focus and accelerate growth in residential solar services

Paris and San Jose, February 9, 2022 – TotalEnergies (NYSE:TTE) today announced it has signed a definitive agreement with SunPower Corp.’s (NASDAQ:SPWR) to purchase its Commercial & Industrial Solutions (CIS) business for $250 million, including $60 million of earn-out, subject to regulatory evolution. TotalEnergies is the majority shareholder of SunPower, a leading solar technology and energy services provider.

This acquisition is another step in TotalEnergies’ roadmap to develop its distributed generation business, currently accounting to close to 500 MW in operation worldwide. It will allow TotalEnergies to extend its distributed generation business footprint to the U.S. and to develop over 100 MW of additional capacity per year. Beyond, this activity will also create synergies with TotalEnergies’ large-scale solar energy portfolio in the U.S and enable B2B customers to benefit from more comprehensive energy solutions and new capabilities in financing and project ownership.

As for SunPower, this operation follows previous announcement to focus on its high-growth residential business, offering a superior customer experience with a growing ecosystem of innovative products and services, hence exploring strategic options for the CIS business.

All in all, this win-win operation fully fits TotalEnergies and SunPower’s respective strategies to better serve industrial, commercial and residential customers.

“With this acquisition, TotalEnergies is further investing to grow its distributed generation activity in the U.S. and support its B2B customers in meeting their sustainable development goals. It is a new milestone in our renewable development in the country, where we are targeting 4 gigawatts of solar capacity by 2025”, said Vincent Stoquart, senior vice president Renewables for TotalEnergies. “This will also give SunPower additional resources to focus on the growing residential market. We look forward to welcoming the Commercial & Industrial teams and ensuring the continuity of TotalEnergies’ commitment in this business as we integrate this high-quality portfolio of products and customers.”

“TotalEnergies is the ideal partner for our CIS business to take advantage of the growing commercial market and opportunities like community solar and front-of-meter storage,” said Peter Faricy, CEO of SunPower. “The sale enables SunPower to focus on creating a superior residential experience, increase our investment in product and digital innovation, and reach more homeowners. The enhanced strategic clarity created by this transaction will help SunPower lead the industry and deliver maximum value to our investors, partners and customers.”

Following a thorough process involving discussions with a number of parties, and upon the unanimous recommendation of a special committee of SunPower’s independent directors, the acquisition has been approved by both companies. The transaction is expected to close early Q2 subject to the satisfaction of customary closing conditions. This operation is not expected to reduce TotalEnergies’ majority ownership stake (50.83%) in SunPower.

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About TotalEnergies

TotalEnergies is a global multi-energy company that produces and markets energies: oil and biofuels, natural gas and green gases, renewables and electricity. Our 105,000 employees are committed to energy that is ever more affordable, cleaner, more reliable and accessible to as many people as possible. Active in more than 130 countries, TotalEnergies puts sustainable development in all its dimensions at the heart of its projects and operations to contribute to the well-being of people.

TotalEnergies in the U.S.

Operating in the United States since 1957, TotalEnergies is focused on identifying opportunities in the evolving U.S. energy market to meet growing energy needs while reducing carbon emissions. The Company is developing a number of solar and energy storage projects in the U.S., targeting 4 gigawatts in cumulative capacity by 2025. It is also positioning itself in the high-potential U.S. offshore wind market. It has qualified to participate in the upcoming New York Bight offshore wind energy auction and launched a joint venture to explore floating offshore wind opportunities off the West Coast.

TotalEnergies and renewables electricity

As part of its ambition to get to net zero by 2050, TotalEnergies is building a portfolio of activities in renewables and electricity. At the end of September 2021, TotalEnergies’ gross renewable electricity generation capacity is 10 GW. TotalEnergies will continue to expand this business to reach 35 GW of gross production capacity from renewable sources and storage by 2025, and then 100 GW by 2030 with the objective of being among the world’s top 5 producers of electricity from wind and solar energy.

About SunPower

Headquartered in California’s Silicon Valley, SunPower (NASDAQ:SPWR) is a leading Distributed Generation Storage and Energy Services provider in North America. SunPower offers the only solar + storage solution designed and warranted by one company that gives customers control over electricity consumption and resiliency during power outages while providing cost savings to homeowners, businesses, governments, schools and utilities. For more information, visit www.sunpower.com.

TotalEnergies Contacts

Media Relations: +33 (0)1 47 44 46 99 | presse@totalenergies.com | @TotalEnergiesPR

Investor Relations: +33 (0)1 47 44 46 46 | ir@totalenergies.com

SunPower Contacts

Media Relations: Sanah Sadaruddin, sanah.sadaruddin@sunpower.com, 832-630-3707

Investor Relations: Mike Weinstein, Mike.Weinstein@sunpower.com, 510-260-8585

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated sale of the CIS business to TotalEnergies, expected growth, market positioning, and future areas of focus. These forward-looking statements are based on our current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for the sale of the CIS business; unfavorable reactions to the contemplated sale of the CIS business from customers, competitors, suppliers and employees; changes in the policy environment and the availability of economic incentives for our products; challenges in executing transactions key to our strategic plans; and potential disruptions to our operations that may result from epidemics or natural disasters, including impacts of the Covid-19 pandemic. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission (SEC) from time to time, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of our Investor Relations website at investors.sunpower.com. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Cautionary Note

The terms “TotalEnergies”, “TotalEnergies company” or “Company” in this document are used to designate TotalEnergies SE and the consolidated entities that are directly or indirectly controlled by TotalEnergies SE. Likewise, the words “we”, “us” and “our” may also be used to refer to these entities or to their employees. The entities in which TotalEnergies SE directly or indirectly owns a shareholding are separate legal entities. This document may contain forward-looking information and statements that are based on a number of economic data and assumptions made in a given economic, competitive and regulatory environment. They may prove to be inaccurate in the future and are subject to a number of risk factors. Neither TotalEnergies SE nor any of its subsidiaries assumes any obligation to update publicly any forward-looking information or statement, objectives or trends contained in this document whether as a result of new information, future events or otherwise. Information concerning risk factors, that may affect TotalEnergies’ financial results or activities is provided in the most recent Registration Document, the French-language version of which is filed by TotalEnergies SE with the French securities regulator Autorité des Marchés Financiers (AMF), and in the Form 20-F filed with the United States Securities and Exchange Commission (SEC).